Exhibit 10.2
                                            ------------


               Supplemental Agreement No. 13

                             to

                Purchase Agreement No. 1670

                           between

                     The Boeing Company

                             and

                    UNITED AIR LINES, INC.

          Relating to Boeing Model 747-422 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 10th day of February, 1999, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES, INC., a Delaware corporation, (hereinafter called Buyer);


                         W I T N E S S E T H:
                         -------------------

     WHEREAS, the parties hereto entered into an agreement dated as of December 18, 1990, relating to Boeing Model 747-422 aircraft (hereinafter referred to as the "Aircraft"), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof which is hereinafter called the "Purchase Agreement" and;

     WHEREAS, Buyer has requested to substitute nine (9) 777-222 "B" Market Aircraft for seven (7) 747-422 Aircraft [*CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT],

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase
Agreement as follows:


1. Article 2, entitled Delivery of Aircraft; Title and Risk of Loss, paragraph 2.1 is hereby revised by deleting the Aircraft shown for delivery in [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


P. A. 1670                  S13-1                             SA 13


2. Article 5, entitled Payment, paragraph 5.1, entitled Advance Payment Base Price, is hereby revised by deleting the Aircraft shown for delivery in [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft and the associated Advance Payment Base Prices.


3.   The table in Paragraph 2 entitled "Delivery" of Letter
Agreement No. 1670-5R entitled "Option Aircraft" is revised by deleting the Model 747-422 Option Aircraft scheduled for delivery in [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

4. Paragraph 5.1 (untitled) in Letter Agreement No. 1670-5R is revised by deleting the period and adding the following at the end of the paragraph:

     ", except with respect to the Option aircraft scheduled for delivery in [*CONFIDENTIAL MATERIAL OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
     PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]"


5. For clarity, Boeing and Buyer agree that the nine 777-222 "B" Market Aircraft substituted for the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft are the nine "Block D "B" Market Aircraft" added to Purchase Agreement 1663 in Supplemental Agreement 8 thereto, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.



EXECUTED IN DUPLICATE as of the day and year first above written.

ACCEPTED AND AGREED TO:



THE BOEING COMPANY                 UNITED AIR LINES, INC.


By  /s/ Brian R. Belka             By  /s/ Douglas A. Hacker
    ------------------                 ---------------------

Its  Attorney-in-Fact              Its  Senior President and
     ----------------                   --------------------
                                        Chief Financial Officer


P. A. 1670                  S13-2                             SA 13